                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant / /
Filed by a Party other than the Registrant  /X/

Check the appropriate box:
/ /  Preliminary Proxy Statement     / / Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/X/  Soliciting Material Under Rule 14a-12

                                TCSI CORPORATION
                                ----------------
                (Name of Registrant as Specified in Its Charter)

                            NEWCASTLE PARTNERS, L.P.
                       NEWCASTLE CAPITAL MANAGEMENT, L.P.
                         NEWCASTLE CAPITAL GROUP, L.L.C.
                                 MARK E. SCHWARZ
                                 ---------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/         No fee required.

/ /         Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

(1)         Title of each class of securities to which transaction applies: Not applicable

--------------------------------------------------------------------------------
(2)         Aggregate number of securities to which transaction applies: Not applicable

--------------------------------------------------------------------------------
(3)         Per unit price or other  underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable
--------------------------------------------------------------------------------
(4)         Proposed maximum aggregate value of transaction: Not applicable
--------------------------------------------------------------------------------

(5)         Total fee paid: Not applicable

/ /         Fee paid previously with preliminary materials.

/ /         Check box if any part of the fee is offset as  provided  by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting
            fee  was  paid   previously.   Identify  the   previous   filing  by
            registration  statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------
(1)         Amount Previously Paid: Not applicable
--------------------------------------------------------------------------------
(2)         Form, Schedule or Registration Statement No.: Not applicable
--------------------------------------------------------------------------------
(3)         Filing Party: Not applicable
--------------------------------------------------------------------------------
(4)         Date Filed: Not applicable
--------------------------------------------------------------------------------

            On  October  16,  2002,  Newcastle  Partners,   L.P.   ("Newcastle")
delivered the following letter to TCSI Corporation (the "Company"):

                            NEWCASTLE PARTNERS, L.P.
                          200 Crescent Court, Suite 670
                               Dallas, Texas 75201
                       (214) 661-7474 o Fax (214) 661-7475

October 16, 2002

Via Fax

The Board of Directors
TCSI Corporation
1080 Marina Village Parkway
Alameda, California 94501

Gentlemen:

Despite  repeated  attempts  to  contact  by phone,  fax and  email,  your chief executive  officer,  outside  counsel  and  investment  bankers,  our efforts to negotiate in good faith a transaction between Newcastle Partners,  L.P. and TCSI
Corporation  ("TCSI" or the "Company") have been totally rebuffed.  Your actions suggest to us that you are refusing to consider our offer, which we believe is a serious violation of your fiduciary duties to stockholders.

As one of the largest  stockholders  of the  Company,  we  question  whether the interests of the Board are aligned with the interests of the stockholders. Based on public  documents that we have  reviewed,  the entire board appears to own no more than 2,000 shares,  which have a market value of approximately $700 dollars at today's prices.  Moreover,  Nevada Revised Statute 78.345,  which pertains to the  election  of  directors,  provides  that the board must be  elected  within eighteen  months  after  the last  election  of  directors.  As you may  recall, directors were last elected by stockholders at an annual meeting held on May 10,
2001.  Given that TCSI has not yet filed proxy materials with the Securities and
Exchange  Commission  for the 2002 Annual  Meeting,  it seems unlikely that TCSI will  comply  with the Nevada  statute.  Finally,  only two of the five  current directors were actually elected by the stockholders.

As we have  discussed  in the past,  TCSI is faced with  critical  issues at the current  time.  It is  essential  that the  board  is  promptly  elected  by the stockholders and that the stockholders' interests are represented.  We are fully prepared to have the  stockholders'  right to elect  directors be addressed by a
Nevada  district  court.  In the event  that the  board and its  representatives continue to create  obstacles to our efforts,  we are also  prepared and reserve all right, to take any and all action  required to have our offer  considered by the  Company's  stockholders.  Furthermore,  we are  prepared  to take  steps to prevent the Company from entering into any  transaction  that involves less cash consideration  than the offer that Newcastle has made or is otherwise not in the best interest of the Company and its stockholders.

In an effort to insure that the  interests  of the  Company's  stockholders  are adequately  represented by the Board and in light of the Board's failure to act, we hereby notify you that we intend to nominate five individuals for election to the Board of Directors of the Company at the  Company's  next annual  meeting of stockholders.

If elected at the next  Annual  Meeting,  each of our  nominees,  subject to his fiduciary duties,  would work to maximize value to stockholders through the sale of the  Company  (whether  to  Newcastle  or  pursuant  to a superior  offer) or pursuant  to  another  strategic  alternative  reasonably  designed  to  provide stockholders with maximum value.

Please  contact the  undersigned  at (214) 661-7474 to discuss any questions the
Board might have.

Very truly yours,
NEWCASTLE PARTNERS, L.P.
By: Newcastle Capital Management, L.P.,
its general partner
By: Newcastle Capital Group, L.L.C.,
its general partner

By:  /s/ Mark E. Schwarz
     ----------------------------------
     Mark E. Schwarz, Managing Member

                            SUPPLEMENTAL INFORMATION

            Newcastle intends to make a preliminary filing with the SEC of proxy materials  to be used to solicit  votes for the  election of its nominees at the
Company's next Annual Meeting of Stockholders.

            NEWCASTLE  STRONGLY  ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ
THE PROXY  STATEMENT  WHEN IT IS  AVAILABLE  BECAUSE IT WILL  CONTAIN  IMPORTANT
INFORMATION.  SUCH PROXY  STATEMENT  WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S
WEB SITE AT HTTP://WWW.SEC.GOV.

            The participants in any solicitation  that may be represented by the above letter and in the anticipated proxy solicitation are Newcastle,  Newcastle
Capital  Management,  L.P.  ("Newcastle  Management"),  Newcastle  Capital Group
L.L.C.  ("Newcastle  Group") and Mark E.  Schwarz.  Newcastle is the  beneficial owner  of  2,631,334  shares  of  Common  Stock  of  the  Company,  representing approximately  12.8% of the  issued  and  outstanding  shares of  Common  Stock.
Newcastle Management,  as the general partner of Newcastle,  Newcastle Group, as the  general  partner  of  Newcastle  Management,  and Mark E.  Schwarz,  as the
managing member of Newcastle  Group,  may each be deemed to beneficially own the shares of Common Stock of the Company beneficially owned by Newcastle.